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                                                                   EXHIBIT 10.29


                                  AMENDMENT TO
                              DOMINION HOMES, INC.
                              INCENTIVE STOCK PLAN

         The Dominion Homes, Inc. Incentive Stock Plan, as amended to the date hereof (the "Plan"), is hereby amended in the following respects:

1. Section 10(e) of the Plan is hereby amended to read in its entirety as follows:
                  "(e) Withholding. A Participant or Eligible Director may be required to pay to the Company or any Subsidiary, and the Company or any Subsidiary shall have the right and is hereby authorized to withhold from any Award or Director Option, from any payment due or transfer made under any Award or any Director Option or under the Plan or from any compensation or other amount owing to a Participant or Eligible Director the amount of any applicable withholding taxes in respect of an Award or a Director Option, its exercise, or any payment or transfer under an Award, under a Director Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The withholding may be in the form of cash, Shares, other securities, other Awards or other property as the Committee may allow. In addition, a Participant or Eligible Director shall be entitled to elect to have the Company or any Subsidiary withhold an amount specified in writing by the Participant or Eligible Director for federal, state or local income taxes in respect of an Award or a Director Option, its exercise, or any payment or transfer under an Award, under a Director Option or under the Plan, in the form of cash, Shares, other securities, other Awards or other property as the Committee may allow. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award."

2. The amendment to the Plan effected by the foregoing provision shall not be applicable to any Incentive Stock Option outstanding on the date hereof.

3. In all other respects, the Plan as previously approved is hereby ratified and confirmed.


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         IN WITNESS WHEREOF, the undersigned has executed this Amendment effective the day of July, 1998.


                                            DOMINION HOMES, INC.


                                            By: */s/ROBERT A. MEYER
                                               ----------------------------
                                                    Robert A. Meyer